                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                           811-4989

Exact name of registrant as specified in charter:             Voyageur Mutual Funds II

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        David F. Connor, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      August 31

Date of reporting period:                                     October 31, 2005

Item 1. Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free Colorado Fund of the Registrant, information on which is included in the following shareholder reports.


                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


FIXED INCOME

ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------
              DELAWARE TAX-FREE COLORADO FUND
















[LOGO] POWERED BY RESEARCH(R)

TABLE
   OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES

   Delaware Tax-Free Arizona Insured Fund                       4

   Delaware Tax-Free California Fund                            6

   Delaware Tax-Free Colorado Fund                              8
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                    10
-----------------------------------------------------------------
SECTOR ALLOCATIONS                                             11
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                    14

   Statements of Operations                                    23

   Statements of Changes in Net Assets                         24

   Financial Highlights                                        25

   Notes to Financial Statements                               34
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      40
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         41
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       44
-----------------------------------------------------------------








    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                                     September 13, 2005
   MANAGEMENT REVIEW


FUND MANAGERS
Joseph R. Baxter
Co-Manager

Robert F. Collins
Co-Manager

Andrew M. McCullagh, Jr.
Co-Manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING
THE FISCAL YEAR.
The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates -- notably, the fed-funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings -- a total of eight rate hikes that took the fed-funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7%, to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percent on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3% (source:
Municipal Market Data).

These divergent moves between short-term and long-term rates continued to "flatten the yield curve." In the Treasury market, the difference between the 2- and 30-year yields narrowed dramatically, from about two-and-a-half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted yield curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between 2- and 30-year high-grade municipal bond yields started the year at 2.9%, it narrowed by 1.5 percent, ending the year with a 1.4% differential. Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical -- the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE LAST
12 MONTHS IN ARIZONA, CALIFORNIA, AND COLORADO?
Credit has performed very well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause.

After several years of slow growth or even flat performance, Arizona's economy provided solid growth for the last two years. The state has produced the second fastest rate of job growth for 2005 to date, compared to all the states (Source:
The Business Journal Phoenix). These solid growth trends provided the state with better-than-anticipated revenue flows. State revenues for the first eight months of fiscal 2005 increased by nearly 17%. However, expenditure pressures will continue to come from education, healthcare, and social services, limiting the state's financial flexibility. In order to maintain a lid on taxes while addressing these expenditure pressures, the governor has proposed various non-recurring revenue sources to balance the 2006 budget.

California had a similar pattern over the last two years, helping the state cope with its structural deficit problems. State revenues were up approximately 17% for the first eight months of fiscal 2005 (source: Municipal Market Data); with personal and corporate tax receipts coming in ahead of budget. The absence of any planned issuance of recovery bonds in the fiscal 2006 budget is credited to the strong revenue flow. Despite the increase in tax receipts, the California Department of Finance estimated that the budget gap will continue into next fiscal year. This ongoing fiscal challenge is a major reason for the still-low bond rating relative to other states (A2/A).

After experiencing a sharper economic downturn than the nation in recent years, we believe Colorado is now recovering at a healthy pace. The state's employment declines bottomed out in early 2004. With the resumption of moderate growth in tax revenues, state finances appear to have improved over the past year and are expected to remain relatively stable in fiscal 2006. Voter initiatives limit state revenue and expenditure growth to the rate of population growth plus inflation. Any tax revenues that exceed the constitutional limit must be refunded. In November, voters will consider amendments to these initiatives. Without these amendments, the governor's office projects that the state will accrue a refund liability in fiscal 2006, with refund amounts growing significantly in subsequent years.

Overall, municipal bond issuance has remained robust in 2005, and the western states are no exception. Total national issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace remains. The drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Arizona and Colorado have experienced 12% and 7% growth in new issue volume year-to-date, respectively. California new issuance levels are down by $5.5 billion, but recall that last year the state issued over $10 billion in recovery bonds. Excluding that issue, the state's new issue volume would have increased by 13% (source: Municipal Market Data). Much of the increase in each state reflects refunding activity (up 62% on a national basis).

HOW DID DELAWARE TAX-FREE COLORADO FUND PERFORM DURING
THE FISCAL YEAR?
For the fiscal year ended August 31, 2005, Delaware Tax-Free Colorado Fund returned 5.78% (Class A shares at net asset value with distributions reinvested) and 1.03% (at maximum offer price with distributions reinvested).* Class A shares (at net asset value with distributions reinvested) outperformed the Lipper Colorado Municipal Debt Funds Universe Average, which returned 4.53%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period, both of which exclude sales charges (source: Lipper, Inc.).**

FOR EACH FUND, WHAT STRATEGIES INFLUENCED PERFORMANCE?
Returns in each of the Funds were aided by yield-curve positioning, credit tightening, sector concentration, and security selection. While the Federal Reserve raised short-term rates by increasing the fed-funds target rate, long-term bond yields declined, as inflation remained tame during a period of moderate growth. This resulted in what is termed a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter-duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" structure, and it generally aided in the returns for all three Funds.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield, it causes the credit curve to tighten and results in good performance for those securities. Bonds rated A and BBB, and non-investment grade securities have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from allotment to these higher-risk credits.

 *For complete annualized performance, see tables on pages 4, 6 and 8.

**A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Two of our favored sectors, healthcare and higher education, have benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment environment for colleges and universities while a recovering stock market has bolstered endowments.

Individual security selection remains the heart of our investment process and is the primary source of our excess returns. Some securities that have performed well over the past year in Delaware Tax-Free Arizona Insured Fund include a Maricopa healthcare issue for Catholic Healthcare West and an Arizona State University bond. There was a refinancing of a Southern Arizona Capital Facilities bond, issued for the University of Arizona, which resulted in a significant upward price move during the fiscal year. In addition, two issues for U.S. territories, one for Puerto Rico and one for the Virgin Islands, performed well due to their longer maturities.

In Delaware Tax-Free California Fund, we are favorable on the tobacco bonds enhanced by a state appropriation, and our Golden State Tobacco positions that are backed by the State of California were among the Fund's best performing securities. The bonds were pre-refunded to their first call date and appreciated in price. Like Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund owned a healthcare bond secured by Catholic Healthcare West, which was a top performer for the year. Rounding out some of the other top performers in California were two long maturity general obligation bonds (California and San Diego Unified School District), a higher education revenue bond that was refinanced (Pepperdine University), and a seasoned land development issue (Southern California Logistics Airport Project).

Delaware Tax-Free Colorado Fund also had healthcare and education bonds contribute to performance, as well as several refinancing events. Bonds issued for Evangelical Lutheran and Vail Valley Medical Center were top healthcare performers, and a bond issued for the Montessori Charter schools topped the list for education bonds. There were several bonds refunded during the year, which often generates a price pop due to the improved security standing of the issue.

WHAT DETRACTED FROM FUND PERFORMANCE?
Detracting from each of our Funds' performance, relative to its benchmark index, was the significant decision to avoid the unenhanced tobacco sector. This sector, in which we did not participate, has been the best performing sector in the municipal bond market over the past year and the biggest influence on market performance. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk and, therefore, volatile. We are comfortable foregoing this potential volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second and third quarters, which are a traditional busy season. Although the Funds held several airport revenue bonds, we have been underweighted in this sector and have generally avoided securities backed by airline corporation revenues, as we are concerned about the long-term fundamentals of the industry.

The decision to hold high-coupon, short-call legacy bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. This decision to hold these underperforming securities also detracted from relative performance.

PERFORMANCE SUMMARY
   DELAWARE TAX-FREE COLORADO FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Tax-Free Colorado Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns
Through August 31, 2005            Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 4/23/87)
Excluding Sales Charge              +6.89%      +5.76%       +5.97%      +5.78%
Including Sales Charge              +6.63%      +5.28%       +5.00%      +1.03%
--------------------------------------------------------------------------------
Class B (Est. 3/22/95)
Excluding Sales Charge              +5.32%      +5.12%       +5.18%      +4.89%
Including Sales Charge              +5.32%      +5.12%       +4.93%      +0.89%
--------------------------------------------------------------------------------
Class C (Est. 5/6/94)
Excluding Sales Charge              +5.16%      +4.95%       +5.19%      +4.99%
Including Sales Charge              +5.16%      +4.95%       +5.19%      +3.99%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current income exempt from federal income tax and from the Colorado state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$290 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
90
--------------------------------------------------------------------------------
FUND START DATE:
April 23, 1987
--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph R. Baxter
Robert F. Collins
Andrew M. McCullagh, Jr.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  VCTFX
Class B  DVBTX
Class C  DVCTX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                               DELAWARE TAX-FREE
                               COLORADO FUND --            LEHMAN BROTHERS
                                CLASS A SHARES          MUNICIPAL BOND INDEX
    AUG-95                          $9,550                     $10,000
    AUG-96                         $10,146                     $10,524
    AUG-97                         $11,164                     $11,496
    AUG-98                         $12,254                     $12,491
    AUG-99                         $12,047                     $12,553
    AUG-00                         $12,516                     $13,403
    AUG-01                         $13,774                     $14,769
    AUG-02                         $14,407                     $15,691
    AUG-03                         $14,767                     $16,183
    AUG-04                         $15,803                     $17,334
    AUG-05                         $16,716                     $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of the Delaware Tax-Free Colorado Fund during the period shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE                       For the period March 1, 2005 to August 31, 2005
   OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in each table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE COLORADO FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                     Expenses
                              Beginning    Ending                   Paid During
                               Account     Account     Annualized     Period
                                Value       Value       Expense      3/1/05 to
                               3/1/05      8/31/05       Ratio        8/31/05
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                       $1,000.00   $1,033.60       0.94%        $4.82
Class B                        1,000.00    1,028.80       1.69%         8.64
Class C                        1,000.00    1,029.70       1.69%         8.65
--------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                       $1,000.00   $1,020.47       0.94%        $4.79
Class B                        1,000.00    1,016.69       1.69%         8.59
Class C                        1,000.00    1,016.69       1.69%         8.59
--------------------------------------------------------------------------------

SECTOR ALLOCATION                                          As of August 31, 2005
   DELAWARE TAX-FREE COLORADO FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
MUNICIPAL BONDS                                                98.85%
------------------------------------------------------------------------
Airport Revenue Bonds                                           4.45%
Charter School Revenue Bonds                                    7.40%
City General Obligation Bonds                                   0.91%
Continuing Care/Retirement Revenue Bonds                        5.18%
Convention Center/Auditorium/Hotel Revenue Bonds                0.91%
Dedicated Tax & Fees Revenue Bonds                              1.01%
Escrowed to Maturity Bonds                                      2.29%
Higher Education Revenue Bonds                                 10.63%
Hospital Revenue Bonds                                          8.20%
Miscellaneous Revenue Bonds                                     4.29%
Multifamily Housing Revenue Bonds                               6.16%
Municipal Lease Revenue Bonds                                   5.82%
Political Subdivision General Obligation Bonds                  8.47%
Pre-Refunded Bonds                                             11.09%
Public Power Revenue Bonds                                      1.80%
Recreational Area Revenue Bonds                                 1.19%
School District General Obligation Bonds                        6.25%
Tax Increment/Special Assessment Bonds                          1.92%
Territorial General Obligation Bonds                            1.50%
Territorial Revenue Bonds                                       1.65%
Turnpike/Toll Road Revenue Bonds                                6.01%
Water & Sewer Revenue Bonds                                     1.72%
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                          0.02%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.87%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.13%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENTS                                       DELAWARE TAX-FREE COLORADO FUND
   OF NET ASSETS                                 August 31, 2005

                                                         Principal      Market
                                                          Amount        Value
MUNICIPAL BONDS - 98.85%

Airport Revenue Bonds - 4.45%
   Denver City & County Airport Revenue
      Series B 5.00% 11/15/33 (XLCA)                   $ 4,000,000   $ 4,221,360
      Series E 5.25% 11/15/23 (MBIA)                     8,250,000     8,664,728
                                                                     -----------
                                                                      12,886,088
                                                                     -----------
Charter School Revenue Bonds - 7.40%
   Colorado Educational & Cultural
      Facilities Authority
      (Charter Schools Project)
      5.50% 5/1/36 (XLCA)                                2,280,000     2,524,393
      (Liberty Common Charter School Project)
      5.125% 12/1/33 (XLCA)                              2,740,000     2,914,812
      (Littleton Academy Charter School
      Project) 6.125% 1/15/31                            2,000,000     2,016,060
      (Montessori Districts Charter School
      Projects) 6.125% 7/15/32                           5,590,000     5,637,794
      (Pinnacle Charter School Project)
      5.00% 6/1/33 (XLCA)                                2,170,000     2,281,495
      (Renaissance Charter School Project)
      6.75% 6/1/29                                       2,000,000     1,927,680
      (Stargate Charter School Project)
      6.125% 5/1/33                                      2,000,000     2,005,240
      (Woodrow Wilson)
      5.25% 12/1/34 (XLCA)                               1,960,000     2,122,210
                                                                     -----------
                                                                      21,429,684
                                                                     -----------
City General Obligation Bonds - 0.91%
   Bowles Metropolitan District
      5.00% 12/1/33 (FSA)                                2,500,000     2,651,500
                                                                     -----------
                                                                       2,651,500
                                                                     -----------
Continuing Care/Retirement Revenue Bonds - 5.18%
   Colorado Health Facilities Authority Revenue
      (Covenant Retirement Communities)
      Series A 5.50% 12/1/33 (RADIAN)                    5,000,000     5,373,200
      (Evangelical Lutheran)
      Series A 5.25% 6/1/34                              2,000,000     2,098,960
      (Porter Place)
      Series A 6.00% 1/20/36 (GNMA)                      5,000,000     5,399,550
   Mesa County Residential Care Facilities
      Mortgage Revenue
      (Hilltop Community Resources)
      Series A 5.375% 12/1/28 (RADIAN)                   2,000,000     2,133,060
                                                                     -----------
                                                                      15,004,770
                                                                     -----------
Convention Center/Auditorium/Hotel Revenue Bonds - 0.91%
   Denver Convention Center Series A
      5.00% 12/1/33 (XLCA)                               2,500,000     2,630,050
                                                                     -----------
                                                                       2,630,050
                                                                     -----------
Dedicated Tax & Fees Revenue Bonds - 1.01%
   Gypsum Sales Tax & General Funding
      Revenue 5.25% 6/1/30                               2,690,000     2,933,015
                                                                     -----------
                                                                       2,933,015
                                                                     -----------
Escrowed to Maturity Bonds - 2.29%
   Colorado Health Facilities Authority
      (Catholic Health Initiatives)
      5.50% 3/1/32                                       5,000,000     5,550,100
   Galleria Metropolitan District
      7.25% 12/1/09                                      1,005,000     1,080,918
                                                                     -----------
                                                                       6,631,018
                                                                     -----------

                                                         Principal      Market
                                                          Amount        Value
MUNICIPAL BONDS (CONTINUED)

Higher Education Revenue Bonds - 10.63%
   Boulder County Development Revenue
      University Corporation for
      Atmospheric Research
      5.00% 9/1/33 (MBIA)                              $ 1,000,000   $ 1,049,630
      5.00% 9/1/35 (AMBAC)                               2,000,000     2,116,820
   Colorado Educational & Cultural
      Facilities Authority
      (Johnson & Wales University Project)
      Series A 5.00% 4/1/28 (XLCA)                       1,000,000     1,054,450
      (Regis University Project)
      5.00% 6/1/22 (RADIAN)                              1,820,000     1,907,906
      5.00% 6/1/24 (RADIAN)                              1,700,000     1,775,820
      (University of Denver Project)
      5.375% 3/1/23 (AMBAC)                              1,025,000     1,113,458
      Series A 5.00% 3/1/27 (MBIA)                       5,000,000     5,258,850
      (University of Northern Colorado Student
      Housing Project) 5.125% 7/1/37 (MBIA)              7,500,000     7,878,524
   Colorado School Mines Auxiliary Facilities
      Revenue 5.00% 12/1/37 (AMBAC)                      3,130,000     3,297,925
   Colorado State University Systems
      Series B 5.00% 3/1/35 (AMBAC)                      2,000,000     2,111,900
      University of North Colorado
      5.00% 6/1/35 (FSA)                                 2,000,000     2,137,540
   University of Colorado Enterprise System
      5.375% 6/1/26                                      1,000,000     1,078,190
                                                                     -----------
                                                                      30,781,013
                                                                     -----------
Hospital Revenue Bonds - 8.20%
   Boulder County Hospital
      Revenue Development
      (Longmont United Hospital Project)
      5.60% 12/1/27 (RADIAN)                             1,250,000     1,311,563
      6.00% 12/1/30 (RADIAN)                             5,000,000     5,567,799
   Colorado Health Facilities Authority
      (Longmont United Hospital)
      5.00% 12/1/19 (ACA)                                1,150,000     1,194,804
      (Vail Valley Medical Center Project)
      5.80% 1/15/27                                      3,475,000     3,714,532
      5.00% 1/15/17                                      1,000,000     1,049,940
   Delta County Memorial Hospital
      District 5.35% 9/1/17                              4,000,000     4,206,879
   Denver Health & Hospital Authority
      Healthcare Revenue Series A
      5.375% 12/1/28 (ACA)                               2,770,000     2,872,906
   University of Colorado Hospital Authority
      Series A 5.60% 11/15/31                            3,650,000     3,836,990
                                                                     -----------
                                                                      23,755,413
                                                                     -----------
Miscellaneous Revenue Bonds - 4.29%
   Colorado Educational & Cultural Facilities
      Authority Revenue 5.25% 6/1/21                     2,000,000     2,107,720
   Lowry Economic Redevelopment Authority
      Revenue Series A
      7.30% 12/1/10                                        915,000       969,433
      7.80% 12/1/10                                      8,770,000     9,344,611
                                                                     -----------
                                                                      12,421,764
                                                                     -----------
Multifamily Housing Revenue Bonds - 6.16%
   Adams County Housing Authority
      Mortgage Revenue (Greenbriar Project)
      6.75% 7/1/21                                       1,730,000     1,778,492

STATEMENTS                                       DELAWARE TAX-FREE COLORADO FUND
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                          Amount        Value
MUNICIPAL BONDS (CONTINUED)

Multifamily Housing Revenue Bonds (continued)
   Colorado Housing & Finance Authority
      (Multifamily Housing Insured Mortgage)
      Series A-36.25% 10/1/26 (FHA)                    $ 6,205,000   $ 6,420,252
      Series C-36.15% 10/1/41                            1,590,000     1,675,971
   Denver City & County Multifamily Housing
      Revenue Federal Housing Authority
      (Insured Mortgage Loan - Garden Court)
      5.40% 7/1/39 (FHA)                                 2,000,000     2,064,480
   Englewood Multifamily Housing Revenue
      (Marks Apartments Project)
      6.65% 12/1/26                                      5,700,000     5,893,515
                                                                     -----------
                                                                      17,832,710
                                                                     -----------
Municipal Lease Revenue Bonds - 5.82%
   Aurora Certificates of Participation
      5.50% 12/1/30 (AMBAC)                              8,000,000     8,720,719
   Conejos & Alamosa Counties School
      District Region Certificates of
      Participation 6.50% 4/1/11                         1,085,000     1,120,187
   El Paso County Certificates of Participation
      (Detention Facilities Project)
      Series B 5.00% 12/1/27 (AMBAC)                     1,500,000     1,585,290
      (Judicial Building Project)
      Series A 5.00% 12/1/27 (AMBAC)                     2,000,000     2,113,720
   Fremont County Certificates of Participation
      Refunding & Improvement Series A
      5.25% 12/15/24 (MBIA)                              3,045,000     3,323,435
                                                                     -----------
                                                                      16,863,351
                                                                     -----------
Political Subdivision General Obligation Bonds - 8.47%
   Arapahoe County Water & Wastewater
      Public Improvement District Refunding
      Series A 5.125% 12/1/32 (MBIA)                     4,500,000     4,780,395
   Denver West Metropolitan District
      5.00% 12/1/33 (RADIAN)                             4,000,000     4,150,240
   Lincoln Park Metropolitan District
      7.75% 12/1/26                                      2,560,000     2,752,051
   Meridian Metropolitan District Refunding
      Series A 5.00% 12/1/31 (RADIAN)                    7,000,000     7,211,400
   North Range Metropolitan District #1
      7.25% 12/15/31                                     3,400,000     3,459,976
   Saddle Rock Metropolitan District
      5.35% 12/1/31 (RADIAN)                             1,580,000     1,666,426
   Sand Creek Metropolitan District
      Refunding & Improvement
      5.00% 12/1/31 (XLCA)                                 500,000       527,795
                                                                     -----------
                                                                      24,548,283
                                                                     -----------
ss.Pre-Refunded Bonds - 11.09%
   Aurora Golf Course Enterprise System
      Revenue (Saddle Rock Golf Course)
      6.20% 12/1/15-05                                   2,000,000     2,016,520
   Burlingame Multifamily Housing Revenue
      Series A 6.00% 11/1/29-09 (MBIA)                   1,250,000     1,398,063
   Colorado Educational & Cultural Facilities
      Authority (Core Knowledge Charter
      School Project) 7.00% 11/1/29-09                   1,000,000     1,145,480

                                                         Principal      Market
                                                          Amount        Value
MUNICIPAL BONDS (CONTINUED)

ss.Pre-Refunded Bonds (continued)
   Colorado Educational & Cultural
      Facilities Authority
      (Lincoln Academy Charter School Project)
      8.375% 3/1/26-06                                 $ 2,330,000   $ 2,436,551
      (Pinnacle Charter School Project)
      6.00% 12/1/21-11                                   1,750,000     2,002,560
      (University of Denver Project)
      5.375% 3/1/23-11 (AMBAC)                             975,000     1,079,208
   Colorado Springs Revenue (Colorado
      College Project) 5.375% 6/1/32-09                  5,570,000     6,069,907
   Greeley County Building Authority
      Certificates of Participation
      6.10% 8/15/16-07                                   2,600,000     2,753,972
   Pueblo County Certificates of Participation
      6.50% 12/1/24-10                                   5,460,000     6,293,304
   Pueblo Urban Renewal Authority Tax
      Increment Revenue 6.625% 12/1/19-06                1,755,000     1,834,923
   Silver Dollar Metropolitan District
      7.05% 12/1/30-06                                   4,875,000     5,111,779
                                                                     -----------
                                                                      32,142,267
                                                                     -----------
Public Power Revenue Bonds - 1.80%
   Colorado Springs Utilities Revenue
      Series A 5.00% 11/15/29                            5,000,000     5,223,150
                                                                     -----------
                                                                       5,223,150
                                                                     -----------
Recreational Area Revenue Bonds - 1.19%
  South Suburban Park & Recreation District
      (Golf & Ice Arena Facility) 6.00% 11/1/15          2,330,000     2,396,289
   Westminster Golf Course
      5.55% 12/1/23 (RADIAN)                             1,000,000     1,065,770
                                                                     -----------
                                                                       3,462,059
                                                                     -----------
School District General Obligation Bonds - 6.25%
   Douglas County School District #1 Building
      (Douglas & Elbert Counties) Series B
      5.00% 12/15/30 (FSA)                               2,335,000     2,496,769
      5.125% 12/15/25 (FSA)                              2,000,000     2,148,500
   El Paso County School District #2
      (Harrison) 5.00% 12/1/27 (MBIA)                    2,115,000     2,240,694
   El Paso County School District #49
      (Falcon) 5.50% 12/1/21 (FGIC)                      3,580,000     3,982,857
   Fremont County School District #1
      (Canon City) 5.00% 12/1/24 (MBIA)                  1,735,000     1,862,731
   Garfield County School District #2
      5.00% 12/1/25 (FSA)                                1,000,000     1,064,600
   Garfield Pitkin & Eagle County
      5.00% 12/15/27 (FSA)                               3,000,000     3,217,440
   La Plata County School District #9-R
      5.125% 11/1/24 (MBIA)                              1,000,000     1,081,140
                                                                     -----------
                                                                      18,094,731
                                                                     -----------
Tax Increment/Special Assessment Bonds - 1.92%
   Loveland Special Improvements
      District #1 7.50% 7/1/29                           5,540,000     5,558,171
                                                                     -----------
                                                                       5,558,171
                                                                     -----------
Territorial General Obligation Bonds - 1.50%
   Puerto Rico Commonwealth Public
      Improvement Series A 5.25% 7/1/21                  4,000,000     4,336,000
                                                                     -----------
                                                                       4,336,000
                                                                     -----------

STATEMENTS                                       DELAWARE TAX-FREE COLORADO FUND
   OF NET ASSETS (CONTINUED)

                                                         Principal      Market
                                                          Amount        Value
MUNICIPAL BONDS (CONTINUED)

Territorial Revenue Bonds - 1.65%
   Puerto Rico Electric Power Authority
      Power Revenue Series NN
      5.00% 7/1/32 (MBIA)                             $  1,000,000  $ 1,062,820
   Puerto Rico Public Buildings Authority
      Revenue (Government Facilities)
      Series I 5.25% 7/1/33                              1,500,000    1,618,590
   Virgin Islands Public Finance Authority
      5.00% 10/1/31 (ACA)                                2,000,000    2,095,860
                                                                    -----------
                                                                      4,777,270
                                                                    -----------
Turnpike/Toll Road Revenue Bonds - 6.01%
   E-470 Public Highway Authority
      Series A 5.75% 9/1/35 (MBIA)                       3,100,000    3,478,665
   Northwest Parkway Public Highway
      Authority Series A 5.25% 6/15/41 (FSA)            13,000,000   13,935,480
                                                                    -----------
                                                                     17,414,145
                                                                    -----------
Water & Sewer Revenue Bonds - 1.72%
   Erie Water Enterprise Revenue
      5.00% 12/1/23 (ACA)                                1,750,000    1,772,365
   Ute Utility Water Conservancy District
      Water Revenue 5.75% 6/15/20 (MBIA)                 2,900,000    3,224,713
                                                                    -----------
                                                                      4,997,078
                                                                    -----------
TOTAL MUNICIPAL BONDS (cost $266,197,830)                           286,373,530
                                                                    -----------

                                                         Number of
                                                         Shares
SHORT-TERM INVESTMENTS - 0.02%

Money Market Instruments  - 0.02%
   Dreyfus Cash Management Fund                             50,431       50,431
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (cost $50,431)                              50,431
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 98.87%
   (cost $266,248,261)                                              286,423,961
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.13%                                         3,264,591
                                                                   ------------
NET ASSETS APPLICABLE TO 25,870,527
   SHARES OUTSTANDING - 100.00%                                    $289,688,552
                                                                   ============

Net Asset Value - Delaware Tax-Free Colorado Fund
   Class A ($270,149,166 / 24,127,665 Shares)                            $11.20
                                                                         ------
Net Asset Value - Delaware Tax-Free Colorado Fund
   Class B ($10,369,888 / 925,515 Shares)                                $11.20
                                                                         ------
Net Asset Value - Delaware Tax-Free Colorado Fund
   Class C ($9,169,498 / 817,347 Shares)                                 $11.22
                                                                         ------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
   (unlimited authorization - no par)                              $278,833,503
Accumulated net realized loss on investments                         (9,320,651)
Net unrealized appreciation of investments                           20,175,700
                                                                   ------------
Total net assets                                                   $289,688,552
                                                                   ============

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

SUMMARY OF ABBREVIATIONS:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE TAX-FREE COLORADO FUND
Net asset value Class A (A)                                              $11.20
Sales charge (4.50% of offering price) (B)                                 0.53
                                                                         ------
Offering price                                                           $11.73
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                            Year Ended August 31, 2005
   OF OPERATIONS

                                                                     Delaware Tax-Free
                                                                      Colorado Fund
INVESTMENT INCOME:
   Interest                                                            $ 15,887,308
                                                                       ------------

EXPENSES:
   Management fees                                                        1,616,498
   Distribution expenses - Class A                                          684,331
   Distribution expenses - Class B                                          113,527
   Distribution expenses - Class C                                           91,479
   Dividend disbursing and transfer agent fees and expenses                 157,524
   Accounting and administration expenses                                   101,698
   Legal and professional fees                                               34,974
   Reports and statements to shareholders                                    44,757
   Registration fees                                                          8,580
   Insurance fees                                                            20,745
   Trustees' fees                                                            15,129
   Custodian fees                                                            13,655
   Pricing fees                                                               5,568
   Taxes (other than taxes on income)                                         2,114
   Other                                                                     11,967
                                                                       ------------
                                                                          2,922,546
   Less expenses absorbed or waived                                         (12,434)
   Less expense paid indirectly                                              (1,118)
                                                                       ------------
   Total expenses                                                         2,908,994
                                                                       ------------
NET INVESTMENT INCOME                                                    12,978,314
                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                               (2,712,031)
   Net change in unrealized appreciation/depreciation of investments      5,986,463
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           3,274,432
                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 16,252,746
                                                                       ============

See accompanying notes

STATEMENTS
   OF CHANGES IN NET ASSETS

                                                                            Delaware Tax-Free
                                                                             Colorado Fund

                                                                              Year Ended
                                                                     8/31/05              8/31/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                          $  12,978,314       $  14,471,591
  Net realized gain (loss) on investments                           (2,712,031)         (4,565,021)
  Net change in unrealized
    appreciation/depreciation of investments                         5,986,463          11,114,857
                                                                 -------------       -------------
  Net increase in net assets resulting from operations              16,252,746          21,021,427
                                                                 -------------       -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                        (12,211,017)        (13,609,362)
    Class B                                                           (421,258)           (502,768)
    Class C                                                           (338,621)           (352,469)

  Net realized gain on investments:
    Class A                                                                 --                  --
    Class B                                                                 --                  --
    Class C                                                                 --                  --
                                                                 -------------       -------------
                                                                   (12,970,896)        (14,464,599)
                                                                 -------------       -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                         15,027,725          13,656,841
    Class B                                                            899,393           1,476,128
    Class C                                                          1,382,314           2,007,890

  Net assets from reorganization*:
    Class A                                                                 --                  --
    Class B                                                                 --                  --
    Class C                                                                 --                  --

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                          7,395,797           8,258,947
    Class B                                                            262,793             327,698
    Class C                                                            234,982             249,923
                                                                 -------------       -------------
                                                                    25,203,004          25,977,427
                                                                 -------------       -------------
  Cost of shares repurchased:
    Class A                                                        (31,859,739)        (51,015,972)
    Class B                                                         (3,327,004)         (2,762,319)
    Class C                                                         (2,134,310)         (1,473,488)
                                                                 -------------       -------------
                                                                   (37,321,053)        (55,251,779)
                                                                 -------------       -------------
Increase (decrease) in net assets derived
  from capital share transactions                                 (12,118,049)        (29,274,352)
                                                                -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS                              (8,836,199)        (22,717,524)

NET ASSETS:
  Beginning of year                                                298,524,751         321,242,275
                                                                 -------------       -------------
  End of year(1)                                                 $ 289,688,552       $ 298,524,751
                                                                 =============       =============

  (1) Including undistributed (distribution in excess of)
    net investment income                                        $          --       $          --
                                                                 =============       =============

* See Note 6 in "Notes to Financial Statements."

See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Colorado Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.070     $10.830      $11.080     $11.120      $10.630

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.495       0.510        0.527       0.532        0.549
Net realized and unrealized gain (loss) on investments          0.130       0.240       (0.250)     (0.040)       0.490
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.625       0.750        0.277       0.492        1.039
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.495)     (0.510)      (0.527)     (0.532)      (0.549)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.495)     (0.510)      (0.527)     (0.532)      (0.549)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.200     $11.070      $10.830     $11.080      $11.120
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 5.78%       7.04%        2.52%       4.60%       10.05%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $270,149    $276,534     $299,528    $314,695     $318,550
Ratio of expenses to average net assets                         0.94%       0.95%        0.99%       0.95%        1.00%
Ratio of net investment income to average net assets            4.46%       4.63%        4.76%       4.86%        5.09%
Portfolio turnover                                                 8%         13%          30%         36%          64%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment returns for the years ended August 31, 2005 and 2001 reflect waivers and payment of fees by the manager of less than 0.01%. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Colorado Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.080     $10.830      $11.090     $11.120      $10.630

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.412       0.427        0.444       0.450        0.468
Net realized and unrealized gain (loss) on investments          0.120       0.250       (0.260)     (0.030)       0.490
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.532       0.677        0.184       0.420        0.958
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.412)     (0.427)      (0.444)     (0.450)      (0.468)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.412)     (0.427)      (0.444)     (0.450)      (0.468)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.200     $11.080      $10.830     $11.090      $11.120
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.89%       6.34%        1.66%       3.92%        9.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $10,370     $12,411      $13,108     $14,843      $14,330
Ratio of expenses to average net assets                         1.69%       1.70%        1.74%       1.70%        1.75%
Ratio of net investment income to average net assets            3.71%       3.88%        4.01%       4.11%        4.34%
Portfolio turnover                                                 8%         13%          30%         36%          64%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment returns for the years ended August 31, 2005 and 2001 reflect waivers and payment of fees by the manager of less than 0.01%. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Tax-Free Colorado Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/05     8/31/04      8/31/03     8/31/02(1)   8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.090     $10.850      $11.100     $11.130      $10.640

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.413       0.427        0.444       0.450        0.468
Net realized and unrealized gain (loss) on investments          0.130       0.240       (0.250)     (0.030)       0.490
                                                              -------     -------      -------     -------      -------
Total from investment operations                                0.543       0.667        0.194       0.420        0.958
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.413)     (0.427)      (0.444)     (0.450)      (0.468)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.413)     (0.427)      (0.444)     (0.450)      (0.468)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $11.220     $11.090      $10.850     $11.100      $11.130
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                 4.99%       6.23%        1.74%       3.91%        9.23%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $9,170      $9,579       $8,606      $8,074       $5,617
Ratio of expenses to average net assets                         1.69%       1.70%        1.74%       1.70%        1.75%
Ratio of net investment income to average net assets            3.71%       3.88%        4.01%       4.11%        4.34%
Portfolio turnover                                                 8%         13%          30%         36%          64%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment returns for the years ended August 31, 2005 and 2001 reflect waivers and payment of fees by the manager of less than 0.01%. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                                            August 31, 2005
   TO FINANCIAL STATEMENTS

Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Mutual Funds II (the "Trust") is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and related notes pertain to Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund (each a "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly". The amount of this expense for the year ended August 31, 2005 was as follows:

                                   Delaware Tax-Free
                                     Colorado Fund
                                   -----------------
   Earnings credits                      $1,118

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                   Delaware Tax-Free
                                     Colorado Fund
                                   -----------------
   On the first $500 million             0.550%
   On the next $500 million              0.500%
   On the next $1.5 billion              0.450%
   In excess of $2.5 billion             0.425%

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below:

                                                        Delaware Tax-Free
                                                          Colorado Fund
                                                        -----------------
   Operating expense limitation as a percentage
    of average daily net assets (per annum)                    0.75%
   Expiration Date                                           10/31/04
   Effective November 1, 2004, operating expense
    limitation as a percentage of average
    daily net assets (per annum)                               0.68%
   Expiration Date                                           12/29/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, each Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At August 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                        Delaware Tax-Free
                                                          Colorado Fund
                                                        -----------------
   Investment management fees payable to DMC                 $129,846
   Dividend disbursing, transfer agent,
    accounting and administration fees and
   other expenses payable to DSC                               24,851
   Other expenses payable to DMC and affiliates*               94,867

*DMC, as a part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund were charged $1,618, $1,683, and $7,141, respectively, for internal legal services provided by DMC.

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                        Delaware Tax-Free
                                                          Colorado Fund
                                                        -----------------
                                                              $29,656

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                        Delaware Tax-Free
                                                          Colorado Fund
                                                        -----------------
    Class A                                                   $   175
    Class B                                                    10,431
    Class C                                                        18

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                        Delaware Tax-Free
                                                          Colorado Fund
                                                        -----------------
   Purchases                                              $22,641,362
   Sales                                                   31,401,237

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENTS (CONTINUED)
At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                      Delaware Tax-Free
                                                        Colorado Fund
                                                      -----------------
   Cost of investments                                  $ 266,232,402
                                                        =============
   Aggregate unrealized appreciation                    $  20,263,879
   Aggregate unrealized depreciation                          (72,320)
                                                        -------------
   Net unrealized appreciation                          $  20,191,559
                                                        =============

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                                 Delaware Tax-Free
                                                   Colorado Fund
                                           -----------------------------
                                                     Year Ended
                                               2005             2004
   Tax-exempt income                       $12,970,896      $14,464,599
   Ordinary income                                  --               --
   Long-term capital gain                           --               --
                                           -----------      -----------
   Total                                   $12,970,896      $14,464,599
                                           ===========      ===========

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                                    Delaware Tax-Free
                                                      Colorado Fund
                                                    -----------------
   Shares of beneficial interest                      $ 278,833,503
   Undistributed tax-exempt income                               --
   Other temporary differences                                   --
   Post-October losses                                   (2,653,747)
   Capital loss carryforwards                            (6,682,763)
   Unrealized appreciation of investments                20,191,559
                                                      -------------
   Net assets                                         $ 289,688,552
                                                      =============

Post-October losses represent losses realized on investment transactions from November 1, 2004, through August 31, 2005 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                                    Delaware Tax-Free
   Year of expiration                                 Colorado Fund
   ------------------                               -----------------
   2008                                                 $       --
   2009                                                  2,054,025
   2011                                                         --
   2012                                                  4,571,043
   2013                                                     57,695
                                                        ----------
   Total                                                $6,682,763
                                                        ==========

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2005, the Funds recorded the following reclassifications.
                                                       Delaware Tax-Free
                                                         Colorado Fund
                                                       -----------------
   Undistributed (distributions in excess of)
      net investment income                                 $(7,418)
   Accumulated net realized gain                              7,418

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                                         Delaware Tax-Free
                                                                           Colorado Fund
                                                                ----------------------------------
                                                                            Year Ended
                                                                  8/31/05                8/31/04
Shares sold:
   Class A                                                       1,352,576              1,232,689
   Class B                                                          80,929                132,430
   Class C                                                         124,689                181,664

Shares issued in connection with reorganization(1):
   Class A                                                              --                     --
   Class B                                                              --                     --
   Class C                                                              --                     --

Shares issued upon reinvestment of dividends and distributions:
   Class A                                                         665,732                748,959
   Class B                                                          23,640                 29,702
   Class C                                                          21,109                 22,627
                                                                ----------             ----------
                                                                 2,268,675              2,348,071
                                                                ----------             ----------
Shares repurchased:
   Class A                                                      (2,870,841)            (4,660,958)
   Class B                                                        (299,511)              (251,515)
   Class C                                                        (192,223)              (133,918)
                                                                ----------             ----------
                                                                (3,362,575)            (5,046,391)
                                                                ----------             ----------
   Net increase (decrease)                                      (1,093,900)            (2,698,320)
                                                                ==========             ==========

(1) See note 6

For the years ended August 31, 2005 and August 31, 2004, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets as follows:

                                                           Year Ended                                     Year Ended
                                                             8/31/05                                         8/31/04
                                        Class B Shares   Class A Shares     Value    Class B Shares      Class A Shares     Value
                                        --------------   --------------     -----    --------------      --------------     -----
Delaware Tax-Free Colorado Fund            179,542          179,584      $1,993,160      52,002               52,026       $576,296

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

6. FUND REORGANIZATION
Effective April 11, 2005, Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund, respectively, each an open-end investment company, pursuant to Plans and Agreements of Reorganization (the "Reorganizations"). The shareholders of Delaware Tax-Free Arizona Fund and Delaware Tax-Free California Insured Fund received shares of the respective class of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund, respectively, equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free California Fund.

7. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005, or at any time during the fiscal year.

8. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Each Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates. Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. The Tax-Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

NOTES
   TO FINANCIAL STATEMENTS (CONTINUED)

9. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                      (A)             (B)
                                   Long Term          Tax-
                                 Capital Gains       Exempt           Total
                                 Distributions    Distributions   Distributions
                                  (Tax Basis)      (Tax Basis)     (Tax Basis)
                                 -------------    -------------   -------------
 Delaware Tax-Free Colorado Fund      --              100%             100%

(A) and (B) are based on a percentage of each Fund's total distributions.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voyageur Insured Funds - Delaware Tax-Free
   Arizona Insured Fund
Voyageur Mutual Funds -Delaware Tax-Free California Fund
Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Insured Fund (one of the series constituting Voyageur Insured Funds), Delaware Tax-Free California Fund (one of the series constituting Voyageur Mutual Funds), and Voyageur Mutual Funds II (comprised of Delaware Tax-Free Colorado Fund) (the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Arizona Insured Fund of Voyageur Insured Funds, the Delaware Tax-Free California Fund of Voyageur Mutual Funds, and the Delaware Tax-Free Colorado Fund of Voyageur Mutual Funds II at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           Ernst & Young LLP


Philadelphia, Pennsylvania
October 14, 2005

OTHER
   FUND INFORMATION

PROXY RESULTS
The shareholders of Voyageur Mutual Funds, Voyageur Insured Funds, Voyageur Investment Trust and Voyageur Mutual Funds II (each a "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the each of the Trusts.

                                                            Voyageur Mutual Funds             Voyageur Insured Funds
                                                       -------------------------------   ----------------------------------
                                                        Shares         Shares Voted         Shares         Shares Voted
                                                       Voted For    Withheld Authority    Voted For      Withheld Authority
                                                       ----------   ------------------    ---------      ------------------
Thomas L. Bennett                                      20,895,279         360,094         25,076,354          602,982
Jude T. Driscoll                                       20,914,640         340,733         25,120,169          559,167
John A. Fry                                            20,894,794         360,579         25,085,403          593,933
Anthony D. Knerr                                       20,894,489         360,884         25,066,460          612,876
Lucinda S. Landreth                                    20,879,032         376,341         25,124,950          554,386
Ann R. Leven                                           20,857,875         397,498         25,085,383          593,953
Thomas F. Madison                                      20,905,986         349,387         25,067,669          611,667
Janet L. Yeomans                                       20,859,671         395,702         25,123,301          556,035
J. Richard Zecher                                      20,914,640         340,733         25,055,313          624,023
                                                          Voyageur Investment Trust            Voyageur Mutual Funds II
                                                       -------------------------------   ----------------------------------
                                                        Shares         Shares Voted         Shares         Shares Voted
                                                       Voted For    Withheld Authority    Voted For      Withheld Authority
                                                       ----------   ------------------    ---------      ------------------
Thomas L. Bennett                                      14,252,335          431,663        16,692,794          597,061
Jude T. Driscoll                                       14,251,144          432,854        16,715,574          574,281
John A. Fry                                            14,258,739          425,259        16,720,892          568,963
Anthony D. Knerr                                       14,258,995          425,003        16,721,519          568,336
Lucinda S. Landreth                                    14,254,091          429,907        16,684,563          605,292
Ann R. Leven                                           14,252,612          431,386        16,712,163          577,692
Thomas F. Madison                                      14,259,139          424,859        16,651,912          637,943
Janet L. Yeomans                                       14,251,014          432,984        16,719,493          570,362
J. Richard Zecher                                      14,248,581          432,417        16,686,028          603,827

2. To approve the use of a "manager of managers" structure whereby the investment manager of the funds of the Trusts will be able to hire and replace subadvisers without shareholder approval.

                                        For        Against      Abstain   Broker Non-Votes
                                        ---        -------      -------   ----------------
Delaware Tax-Free Colorado Fund     14,474,563     858,374      933,205       1,023,713

OTHER
   FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE TAX-FREE ARIZONA INSURED FUND,
DELAWARE TAX-FREE CALIFORNIA FUND AND DELAWARE TAX-FREE COLORADO FUND INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Boards of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund and Delaware Tax-Free Colorado Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% -- the second quartile; the next 25% -- the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one-, three-, five- and 10-year periods, as applicable, ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

OTHER
   FUND INFORMATION (CONTINUED)

DELAWARE TAX-FREE COLORADO FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one-, three-, five- and 10-year periods was in the second quartile of such Performance Universe. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

DELAWARE TAX-FREE COLORADO FUND -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place through October 2005. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)          Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       1 Year -          at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
                                                              Senior Vice President and
                                                                 Director of Fixed-
                                                                  Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
------------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
------------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years            Treasurer/Chief                  92             Director and
2005 Market Street                                                Fiscal Officer -                               Audit Committee
 Philadelphia, PA                                              National Gallery of Art                         Chairperson - Andy
       19103                                                        (1994 - 1999)                               Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
       19103
                                                                Ms. Yeomans has held
   July 31, 1948                                            various management positions
                                                            at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF            Senior        Chief Financial     Mr. Bishof has served in            92                 None(3)
2005 Market Street        Vice President     Officer since    various executive capacities
 Philadelphia, PA              and         February 17, 2005      at different times at
       19103              Chief Financial                        Delaware Investments.
                              Officer
  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO  Executive Vice President,   2 Years      Ms. Maestro has served in            92                 None(3)
2005 Market Street      Chief Legal Officer                 various executive capacities
 Philadelphia, PA          and Secretary                        at different times at
       19103                                                    Delaware Investments.

 November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer     Mr. O'Connor has served in           92                 None(3)
2005 Market Street         and Treasurer          since           various executive
 Philadelphia, PA                           February 17, 2005  capacities at different
       19103                                                      times at Delaware
                                                                     Investments.
   June 16, 1957
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Tax-Free Arizona Insured A member of Lincoln Financial GroupFund, Delaware
Tax-Free California Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, and
Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter.
The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                       CONTACT INFORMATION

JUDE T. DRISCOLL                           MICHAEL P. BISHOF                         INVESTMENT MANAGER
Chairman                                   Senior Vice President and                 Delaware Management Company,
Delaware Investments Family of Funds       Chief Financial Officer                   a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds      Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                    NATIONAL DISTRIBUTOR
Private Investor                           RICHELLE S. MAESTRO                       Delaware Distributors, L.P.
Rosemont, PA                               Executive Vice President,                 Philadelphia, PA
                                           Chief Legal Officer and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds      SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                          DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                          Delaware Service Company, Inc.
Lancaster, PA                              JOHN J. O'CONNOR                          2005 Market Street
                                           Senior Vice President and Treasurer       Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           Delaware Investments Family of Funds
Managing Director                          Philadelphia, PA                          FOR SHAREHOLDERS
Anthony Knerr & Associates                                                           800 523-1918
New York, NY
                                                                                     FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                                  INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                      800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                     WEB SITE
                                                                                     www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                                Delaware Investments is the marketing name for
National Gallery of Art                                                              Delaware Management Holdings, Inc. and
Washington, DC                                                                       its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer      +-----------------------------------------------------------------------------------+
MLM Partners, Inc.                         |  Each Fund files its complete schedule of portfolio holdings with the Securities  |
Minneapolis, MN                            |  and Exchange Commission for the first and third quarters of each fiscal year on  |
                                           |  Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and    |
JANET L. YEOMANS                           |  procedures that each Fund uses to determine how to vote proxies (if any)         |
Vice President/Mergers & Acquisitions      |  relating to portfolio securities is available without charge (i) upon request,   |
3M Corporation                             |  by calling 800 523-1918; (ii) on each Fund's Web site at                         |
St. Paul, MN                               |  http://www.delawareinvestments.com; and (iii) on the Commission's Web site at    |
                                           |  http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the      |
J. RICHARD ZECHER                          |  Commission's Public Reference Room in Washington, DC; information on the         |
Founder                                    |  operation of the Public Reference Room may be obtained by calling                |
Investor Analytics                         |  1-800-SEC-0330.                                                                  |
Scottsdale, AZ                             |                                                                                   |
                                           |  Information (if any) regarding how each Fund voted proxies relating to portfolio |
                                           |  securities during the most recently disclosed 12-month period ended June 30 is   |
                                           |  available without charge (i) through each Fund's Web site at                     |
                                           |  http://www.delawareinvestments.com; and (ii) on the Commission's Web site at     |
                                           |  http://www.sec.gov.                                                              |
                                           +-----------------------------------------------------------------------------------+

(9756)                                                                                                        Printed in the USA
AR-WEST [8/05] IVES 10/05                                                                                   MF-05-09-035 PO10442

Item 2. Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett(1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.
             -----------

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $19,800 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $13,010 for the fiscal year ended August 31, 2004.

         (b) Audit-related fees.
             -------------------

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $37,575 for the registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

-----------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/ Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (c) Tax fees.
             ---------

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $3,800 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,750 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (d) All other fees.
             ---------------

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $209,035 and $214,565 for the registrant's fiscal years ended August 31, 2005 and August 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


VOYAGEUR MUTUAL FUNDS II


         Jude T. Driscoll
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
---------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005


         Michael P. Bishof
---------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    November 2, 2005